Exhibit 99.s

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Robert P. Mack, M.D.	4/3/06
Signature	Date

Robert P. Mack, M.D.
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Oleg M. Pohotsky	4/6/06
Signature	Date

Oleg M. Pohotsky
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Henri A. Termeer	4/4/06
Signature	Date

Henri A. Termeer
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Uwe Reinhardt	4/3/06
Signature	Date

Uwe Reinhardt
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Lawrence Lewin	4/10/06
Signature	Date

Lawrence Lewin
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Eric Oddleifson	4/3/06
Signature	Date

Daniel Omstead
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of H&Q Life Sciences Investors (the “Fund”) constitutes and appoints Daniel R. Omstead, Kathleen M. Eckert, Joseph R. Fleming and Brian S. Vargo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the offering and transactions approved by the Trustees of the Fund on March 15, 2006, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Daniel Omstead	4/10/06
Signature	Date

Daniel Omstead
Printed Name